                                                                EXHIBIT 10.24




                                 FIRST AMENDMENT
                                       TO
                              MEDAPHIS CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EXECUTIVE EMPLOYEES


         THIS FIRST AMENDMENT (the "First Amendment") is made this 21 day of January, 1997, by MEDAPHIS CORPORATION, a Delaware corporation (the "Company").

                               W I T N E S S E T H

         WHEREAS, the Company has previously adopted the Medaphis Corporation Non-Qualified Stock Option Plan for Non-Executive Employees (the "Plan"); and

         WHEREAS, the Board of Directors of the Company has approved an increase in the number of shares reserved for issuance pursuant to the Plan to 1,025,000 from 925,000 shares (the "First Amendment").

         NOW, THEREFORE, Section 3 of the Plan is hereby amended by deleting
Section 3 of the Plan in its entirety and replacing it with the following:

                                   "Section 3

                         SHARES RESERVED UNDER THE PLAN

                  There shall be 1,025,000 shares of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan."

         FURTHER, except as specifically amended by this First Amendment, the Plan shall remain in full force and effect as prior to this First Amendment.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on the day and year first above written.


                                             MEDAPHIS CORPORATION


                                             By:   /s/ William R. Spalding
                                                --------------------------------
                                             Name: William Spalding
                                                  ------------------------------
                                             Title: EVP
                                                   -----------------------------


ATTEST:

By:    /s/ Peggy Sherman
   ---------------------------------
Name:  Peggy Sherman
     -------------------------------
Title: VP, AGC
      ------------------------------


                                     -2-